Fixed Assets, net	12 Months Ended
Oct. 31, 2012
Fixed Assets, net

Note 5—Fixed Assets, net

Fixed assets consisted of the following as of the dates indicated:

	October 31,
In thousands	2012	2011
Furniture & other equipment(1)	$158,406	$160,559
Leasehold improvements, gross(1)	137,370	167,149
Computer software & equipment(1)	109,138	107,238
Land use rights	34,953	40,213
Land and buildings(1)	9,459	2,492
Construction in progress(1)	22,428	15,723

	471,754	493,374
Accumulated depreciation and amortization	(233,441)	(255,267)

	$238,313	$238,107

(1)	Certain prior year amounts have been reclassified to “Construction in progress” in order to be consistent with the current year presentation.

During fiscal 2012, 2011 and 2010, the Company recorded approximately $7 million, $12 million and $12 million, respectively, in fixed asset impairments, primarily related to underperforming retail stores. These stores were not generating positive cash flows and are not expected to become profitable in the future. As a result, the Company is working to close these stores as soon as practicable. Any charges associated with future rent commitments, net of expected sublease income, will be charged to future earnings upon store closure.